UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                December 9, 2005
                                ----------------
                        (Date of earliest event reported)
                                 Date of Report

                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                      000-49929                 82-0545425
         --------                      ---------                 ----------

(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (703) 871-2100
                                 --------------
              (Registrant's telephone number, including area code)

                                       n/a
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Access National Corporation ("Access") amended Access' Articles of Incorporation, effective December 9, 2005, to effect a two for one stock split of the issued and outstanding shares of common stock of Access and thereby increasing the authorized common shares from 30,000,000 to 60,000,000. A copy of the amendment is attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits:

          3.2  Articles of Amendment

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACCESS NATIONAL CORPORATION
                                            (Registrant)


Date: December 14, 2005                     By:    /s/  Michael W. Clarke
                                                   -----------------------------
                                            Name:  Michael W. Clarke
                                            Title: President and Chief Executive
                                                   Officer